EXHIBIT 99.4
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                           The Assignment Agreement



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                             ASSIGNMENT AGREEMENT


          ASSIGNMENT AGREEMENT, dated as of March 30, 2006 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK, NOT IN AN INDIVIDUAL CAPACITY, BUT AS TRUSTEE FOR THE SUPPLEMENTAL INTEREST TRUST FOR ALTERNATIVE LOAN TRUST 2006-J2 ("Assignee"), pursuant to a Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Assignor, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and Assignee, as trustee, and BEAR STEARNS FINANCIAL PRODUCTS INC. ("Remaining Party").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, effective as of March 30, 2006, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under those certain Transactions (the "Assigned Transactions") as evidenced by
(i) a certain confirmation with a Trade Date of February 17, 2006 whose BEAR STEARNS FINANCIAL PRODUCTS INC. reference number is FXNEC7904, and (ii) a certain confirmation with a Trade Date of March 3, 2006 whose BEAR STEARNS FINANCIAL PRODUCTS INC. reference number is FXNEC7965 (each, a "Confirmation" and collectively, the "Confirmations"), copies of which are attached hereto as
Exhibit I;

          WHEREAS, Assignor and Remaining Party executed and delivered the Confirmations in connection with an ISDA Master Agreement
(Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

          WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transactions and the Confirmations, including any modifications that may be agreed to by Assignee and Remaining Party; and

          WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          1. Assignment and Assumption. Effective as of and from March 30, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transactions and the Confirmations arising on or after the Effective Date.


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          2. Release. Effective as of and from the Effective Date, Remaining
Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transactions and the Confirmations, and Assignor hereby terminates its rights under and in respect of the Assigned Transactions; provided, that such release shall not affect Assignor's obligation to pay each Fixed Amount (Premium) in accordance with the terms of the Assigned Transactions and the Confirmations.

          3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) the sole recourse in respect of the obligations of Assignee hereunder and under the Assigned Transactions shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement); (b) The Bank of New York ("BNY") is entering into this Assignment Agreement solely in its capacity as trustee on behalf of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transactions, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party.

          4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transactions pursuant to this Assignment Agreement. In addition, Remaining Party hereby acknowledges that the responsibilities of Assignee under the Assigned Transactions and the Confirmations will be performed on its behalf by Countrywide Home Loans Servicing LP, as master servicer under the Pooling and Servicing Agreement.

          5. Governing Agreement. The Assigned Transactions and the Confirmations shall form a part of, and be subject to, the Master Agreement (Multicurrency - Cross Border) (the "ISDA Form") in the form published by the International Swaps and Derivatives Association, Inc. ("ISDA"), as if Assignee and Remaining Party had executed such an agreement (but without any Schedule except for the election of the laws of the State of New York as the governing law, United States Dollars as the Termination Currency and such other elections as provided in the Confirmations) on the trade date of the first Transaction between Assignee and Remaining Party (the "Assignee Agreement"). The Confirmations, together with all other documents referring to the ISDA Form confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form.

          6. Additional Provision. Each party hereby agrees that the Confirmations and thus the Assigned Transactions are each hereby amended as follows:

          (a)  The following additional provision shall be added as a new
     Section 6:

               "Regulation AB Compliance. BSFP and Counterparty agree that the terms of the Item 1115 Agreement dated as of January 30, 2006 (the



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               "Regulation AB Agreement"), between Countrywide Home Loans,
               Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A."

          (b) The Item 1115 Agreement dated as of January 30, 2006, between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc., a copy of which is attached hereto as Exhibit II, shall be added as Annex A.

          7. Representations. Each party hereby represents and warrants to the other parties as follows:

          (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

          (b) It has the power to execute and deliver this Assignment Agreement; and

          (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

          As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmations and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

          8. Indemnity. Each of Assignor and Remaining Party hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transactions prior to the Effective Date. Each of Assignee (subject to the limitations set forth in paragraph 3 above) and Remaining Party hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transactions on or after the Effective Date.

          9. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          10. Notices. For the purposes of this Assignment Agreement and
Section 12(a) of the ISDA Form Master Agreement of the Assigned Transactions, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Ruben Avilez, with a copy to the same address,
Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286,
Attention: Corporate Trust MBS Administration, CWALT, Series 2006-J2 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,



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          Address:       383 Madison Avenue, New York, New York 10179
          Attention:     DPC Manager - 36th Floor
          Telex No.      212-272-5823

          copy to:       One Metrotech Center North, Brooklyn, New York, 11201
          Attention:     Derivative Operations - 7th Floor
          Telex No:      212-272-1634

          such other address as may be hereafter furnished in writing to Assignor and Assignee.

          11. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transactions shall be made by wire transfer according to the following instructions:

          The Bank of New York
          New York, NY
          ABA # 021-000-018
          GLA # 111-565
          For Further Credit:  TAS A/C 580195
          Attn: Arthur Rea 212-815-4800
          Fax:  212-815-3986

          12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.



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          IN WITNESS WHEREOF, the parties hereto have executed this Assignment
Agreement as of the date first above written.

                              COUNTRYWIDE HOME LOANS, INC.



                              By: /s/ Michael Schloessmann
                                ----------------------------------------------
                              Name: Michael Schloessmann
                                   -------------------------------------------
                              Title: Senior Vice President
                                    ------------------------------------------


                              THE BANK OF NEW YORK, NOT IN AN INDIVIDUAL
                              CAPACITY, BUT AS TRUSTEE FOR THE SUPPLEMENTAL INTEREST TRUST FOR ALTERNATIVE LOAN TRUST 2006-J2



                              By: /s/ AnnMarie Cassano
                                 ---------------------------------------------
                              Name: AnnMarie Cassano
                                   -------------------------------------------
                              Title: Assistant Treasurer
                                    ------------------------------------------


                              BEAR STEARNS FINANCIAL PRODUCTS INC.



                              By: /s/ Annie Manevitz
                                 ---------------------------------------------
                              Name: Annie Manevitz
                                   -------------------------------------------
                              Title: Authorized Signatory
                                    ------------------------------------------


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